FIRST AMENDMENT TO REAL PROPERTY PURCHASE AGREEMENT{10060983.1)

This FIRST AMENDMENT TO REAL PROPERTY PURCHASE AGREEMENT (“Amendment”) is made effective and dated for reference purposes as of March 30, 2006, between SANTA ANA ARTS IV, INC., a California corporation f/k/a American Pacific Secured File Storage, Inc., a California corporation (“Seller”), and TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company (“Buyer”),

RECITALS

A. Seller and Buyer entered into that certain Real Property Purchase Agreement dated March 27, 2006 (the “Agreement”), for the purchase of certain real property located in Orange County, California, commonly known as 901 Civic Center Drive, Santa Ana, California, Capitalized terms in this Amendment but not otherwise defined shall have the meanings given them in the Agreement,

B. Seller and Buyer desire to amend the Agreement as set forth in this Amendment.

Therefore based on the above facts and for valuable consideration, the receipt and sufficiency of which are hereby acknowledeged, the parties agree to amend the Agreement as follows:

1. Title Company; Title Documents. As used in the Agreement, the term “Title Company” is amended to mean and refer to First American Title Insurance Company, 5 First American Way, Santa Ana, California, 92707, Title Officer: Ruben Mares. Title Company has issued an ALTA Plain Language Commitment dated March 20, 2006, as Commitment No. NCS. 2175561-SA1 (the “Title Commitment”) for the issuance of a policy of title insurance insuring the sale of the Property by Seller to Buyer, a copy of which is attached hereto as Exhibit A and incorporated herein by reference, As used in the Agreement, the term “Title Documents” is amended mean the Title Commitment, together with all underlying exception documents referred to therein, and no other reports, commitments, documents, or surveys. All title matters set forth in the Title Documents are hereby deemed approved by Buyer, and no Seller’s Title Cure or other act of Seller shall be required as to any matter contained therein as a condition to Buyer’s obligation to purchase the Property. By execution of this Amendment, Seller and Buyer hereby agree that the condition precedent to Buyer’s obligation to purchase the Property set forth in Section 4.2 of the Agreement has been satisfied,

2. Counterpart. No Further Amendments;Incorporation. This Amendment may be signed in counterparts which, when taken together, shall constitute one original document. Except as expressly modified by this Amendment, the Agreement remains unmodified and in full force and effect, and is hereby ratified and reaffirmed, This Amendment is hereby incorporated into and made a part of the Agreement, and. this Amendment and the Agreement shall be construed as one agreement; provided, however, that in the event of any inconsistency between this Amendment and the Agreement, the terms of this Amendment shall control.

IN WITNESS WHEREOF, this Amendment has been executed effective as of the date first written above,

.2.

SELLER:	SANTA ANA ARTS IV, INC.,
	a California corporation By:	/s/ Michael F. Harrah

Michael F. Harrah, President

BUYER:	TRIPLE NET PROPERTIES, LLC,

a Virginia limited liability company

By: /s/ Louis Rogers

	Name: LOUIS ROGERS Title:	PRESIDENT

By:

Name:

Title:

EXHIBIT A

TITLE COMMITMENT

[ATTACHED]

S.CONT

EXHIBIT A

Form No, 1068,2PlrStAmerican 77t&e Insurance Company

ALTA Plain Language Commitment

Commitment No.: NC5-217556SA1

Page Number: 1

First American Title Insurance Company

National Commercial Services

S First American Way Santa Ana, CA 92707

REVISED & UPDATED TO 3/20/7006

March 29, 2006

Gil Marrero
Volt Commercial Brokerage
18500 Von Karman Avenue, Suite 150
Irvine, CA 92612-0508 Phone: (949)651-5100 Fax: (9619)253.97 05

Customer Reference: Title officer: Phone; Fax No.; Mail: Buyer;	901 W Civic Center Dr Ruben Mares (714)?50-8360 (714)242-9551 rumares0Flrstam,com T€3D

Property: 901 West Civic Center Drive, Santa Ana, CA Attached please find the following Item(s): Commitment

Thank You for your confidence and support, We at First American Title Insurance Company maintain the fundamental principle: — ,

Customer First!

Form No. 1068-.2Commitment No: NCS•217556 5A1First American Title Insurance Company

ALTA Plain Language Commitment	Page Number: 2

First American Title Insurance Company

INFORMATION

The Title Insurance Commitment is a legal contract between you and the company, It Is Issued to show the basis on which we will Issue a Title Insurance Policy to you, The Policy will insure you against certain risks to the land title, subject to the limitations shown In the policy.
The Company will give you a sample of the Policy form, if you ask,

The Commitment Is based on the land title as of the Commitment Date. Any changes in the land title or the transaction may affect the Commitment and the Policy.

The Commitment is subject to its Requirements, Exceptions and Conditions.

This information is not part of the title insurance commitment.

TABLE OF CONTENTS

		Page
Agreement to Issue Policy		3
Schedule A		4
1.	Commitment Date
2.	Policies to be Issued, Amounts and Proposed Insured	4
3.	Interest In the Land and Owner	4
4.	Description of the Land	4

Schedule B-1 — Requirements Schedule B-2 — Exceptions Conditions

YOU SHOULD READ THE COMMITMENT VERY CAREFULLY.

If you have any questions about the Commitment,

please contact the issuing office.

Form No. 1065,2Commitment No: NCS•217556 5A1First American Title Insurance Company

ALTA Plain Language Commitment	Page Number: 3

COMMITMENT FOR TITLF INSURANCE

Issued by

First American Title Insurance Company

Agreement to Issue Policy

We agree to Issue a policy to you according to the terms of this Commitment.

When we show the policy amount and your name as the proposed Insured in Schedule A, this Commitment becomes effective as or the Commitment Date shown In Schedule A,

If the Requirements shown In this Commitment have not been met within six months after the Commitment Date, our obligation under this Commitment will end, Also, our obligation under this Commitment will end when the Policy is Issued and then our obligation to you will be under the Policy,

Our obligation under this Commitment Is limited by the following:

The Provisions in Schedule A.

The Requirements In Schedule R-1,

The Exceptions in Schedule B-1

The Conditions.

This Commitment is not valid without Schedule A and Sections 1 and 2 of Schedule B.

Farm No. 1068.7list American Title Insurance Company

ALTA Plain Language Commitment

Commitment No,:NC9.217556-SA1 Page Number: 4

S.CONTSCHEDULE AAmount $19,400,000.00

L Commitment Date: March 20, 2006 at 7;30 A.M.

2. Policy or Policies to be issued:

A) ALTA Standard Policy AL.TA Extended Owners 1992 Proposed Insured:

TED

B) ALTA Loan Polity $TBD Proposed Insured:

TBI)

1	(A) The estate or Interest in the land described In this Commitment is: Fee Simple

(B) Title to said estate or Interest at the date hereof Is vested in; Santa Ana Arts IV, Inc., a California corporation

4.	The land referred to in this Commitment Is situated in the City of Santa Ana, County of Orange r State of California, and is described as follows;

Form No, I068-2Commitment No.; NCS-217556•SA1FirstAmerlcan Title Insurance Company

ALTA Plain Language Commitment	Page Number; 5

PARCEL 1 AS SHOWN ON A MAP FILED IN BOOK 183, PAGES 9 TO 11 INCLUSIVE OF PARCEL MAPS IN THE OFFICE OF THE COUNTY RECORDER OF ORANGE COUNTY, CALIFORNIA,

EXCEPT ALL OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS OF EVERY KIND AND CHARACTER, TOGETHER WITH THE RIGHT TO DRILL INTO, THROUGH, AND TO USE AND OCCUPY ALL PARTS OF SAID PROPERTY LYING MORE THAN SOO FEET BELOW THE SURFACE THEREOF FOR ANY PURPOSES INCIDENTAL TO THE EXPLORATION FOR AND PRODUCTION OF OIL, GAS, HYDROCARBON SUBSTANCES OR MINERALS FROM SAID PROPERTY OR OTHER LANDS, WITHOUT, HOWEVER, ANY RIGHT TO USE EITHER THE SURFACE OP SAID PROPERTY OR ANY PORTION 0F SAID PROPERTY.WITHIN 500 FEET OF THE SURFACE FOR ANY PURPOSE OR PURPOSES WHATSOEVER, AS RESERVED BY THE COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF SANTA ANA IN A DEED RECORDED OCTOBER 3, 1983 AS INSTRUMENT NO, 83-435155 OP OFFICIAL RECORDS,

APN: 405.183.12

Forrn No, 1068.2 Commitm ALTA Plain Larnyuarle Commitment	ent No: NCS.217556 SAl Page Number:6

SCHEDULE B

SECTION ONE

REQUIREMENTS

The following requirements must be met:
1. Pay the agreed amounts for the interest in the and and/or the mortgage to be Insured.
2. Pay us the premiums, fees and charges for the policy.

3.	Documents satisfactory to us creating the interest In the land and/or the mortgage to be insured must be signed, delivered and recorded.

4.	You must tell us In writing the name of anyone not referred to in this Commitment who will get an interest in the land or who will make a loan on the land, We may then make additional requirements or exceptions.

5. Releases(s) or Reconveyance(s) of Item(s): 18
6. You must: give us the following information:

A.	Any off record teases, surveys, etc, Statement(s) of Identity, all parties.

An ALTA/ACSM survey of recent date which complies with the current minimum standard detail requirements for ALTA/ACSM land title surveys,

7. Should any of the following entities be involved in this transaction, the Company will require:

A. WITH RESPECT TO A CORPORATION:

1.	A certificate of good standing of recent date issued by the Secretary of State of the corporation’s state of domicile,

2, A certificate copy of a resolution of the Board of Directors authorizing the contemplated transaction and designating which corporate officers shall have the power to execute on behalf of the corporation.

3, Other requirements which the Company may impose following its review of the material required herein and other information which the Company may require.

B. WITH RESPECT TO A CALIFORNIA LIMITED PARTNERSHIP:

1. That a certified copy of the certificate of limited partnership (form LP-1) and any amendments thereto (form LP-2) be recorded In the public records;

2. A full copy of the partnership. agreement and any amendments;

3. Satisfactory evidence of the consent of a majority in Interest of the limited partners to the

Form No. 1068.2 Commitment No.; NCS•217556•SAt
ALTA Plain Language Commitment	Page Number; 7

contemplated transaction;

4.	Other requirements which the Company may Impose following Its review of the material required herein and other Information which the Company may require,

C, WITH RESPECT TO A FOREIGN LIMITED PARTNERSHIP:

1, That a certified copy or the application for registration, foreign limited partnership (form LP-5) and any amendments thereto (form LP-6) be recorded In the public records;

2. A full copy of the partnership agreement and any amendment;

3, Satisfactory evidence of the consent or a majority in interest of the limited partners to the contemplated transaction;

4.	Other requirements which the Company may Impose following its review of the material required herein and other Information which the Company may require;

D. WITH RESPECT TO A GENERAL PARTNERSSHIP:

. .

1. That a certified copy of a statement partnership authority pursuant to section 16303 of the California Corporation Code (form GPM, executed by at least two partners, and a certified copy of any amendments to such statement (form GP-7), be recorded in the public records;

2.	A full copy of the partnership agreement and any amendments;

3.	Other requi[r]ements which the Company may impose following is review of the material required herein and other Information which the Company may require.

E. WITH RESPECT TO A LIMITED LIABILITY COMPANY:

1. A copy of its operating agreement and any amendments thereto;
2.If It is a California limited (lability company, that a certified copy of Its articles of organization (LLC-1) and any certificate of correction (LLC-11), certificate of amendment (LLC-2), or restatement of articles of organization (LLC•10) be recorded in the public records;

3.	If It is a foreign limited liability company, a certified copy of its application for registration (LLC-5) be recorded In the public records;

4.	With respect to any deed, deed of trust, lease, subordination agreement or other document or instrument executed by such limited liability company and presented for recordation by the Company or upon which the Company is asked to rely, that such document or Instrument be executed in accordance with one of the following, as appropriate;

i)	If the limited liability company properly operates through officers appointed or elected pursuant to the terms of a written operating agreement, such documents must be executed by at least two duly elected or appointed officers, as follows: the chairman of the board, the president or any vice president, and any secretary, assistant secretary, the chief financial officer or any assistant treasurer;

ii)	If the limited liability company properly operates through a manager or managers Identified in the articles of organization and/or duly elected pursuant to the terms of a written operating agreement, such document must be executed by at least two such managers or by one manager if the limited liability company properly operates with the existence of only one manager,

5.	Other requirements which the Company may impose following Its review of the material required herein and other information which the Company may require,

F. WITH RESPECT TO A TRUST:

1, A certification pursuant to Section 18100,5 of the California Probate Code In a form satisfactory to the Company.

2, Copies of those excerpts from the original trust documents and amendments thereto which designate the trustee and confer upon the trustee the power to act In the pending transaction.

3, Other requirements which the Company may Impose following Its review of the material require herein and other information which the Company may require.

First American Title Insurance Company

Form No, 1O6a,1 Commitm ALTA Plain Language Commitment	ent No.: NCS-217556-SA1 Page Number: 8

G. WITH RESPECT TO INDIVIDUALS;

1. A statement of informationFirstAmerican Title Insurance Company palm No. I068-2Commitment No.: NCS- 217556-SA1First American Title insurance Company

ALTA Plain Language Commitment	Page Number: 9

SCHEDULE B

SECTION TWO EXCEPTIONS

Any policy we issue will have the following exceptions unless they are taken care of to our satisfaction. The printed exceptions and exclusions from the coverage of the policy or policies are set forth in Exhibit A attached, Copies of the policy forms should be read, They are available from the office which Issued this Commitment.

1.	General and special taxes and assessments for the fiscal year 2006-2007, a lien not yet due or payable.

2,	General and special taxes and assessments for the fiscal year 2005.2006,
	First Installment;	$48,239.99, PAID
	Penalty;	$0.00.
	Second Installment;	$48,239.90, DUE
	Penalty:	$4,834.00 (after April 10, 2006)
	Tax Rate Area:	11-005

A. P. No.; 405-183.12

3.	The lien of supplemental taxes, If any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code,

4. An easement shown or dedicated on the map filed or recorded as Book 17, Page 8 of Tract Map

For: Telephone and Electric Lines and Incidental purposes.

5, An easement for telephone and electric line poles, wires and conduits and incidental purposes, recorded In Book Book 500,Book 522,Book 555,Book 582,Book 606,Book 627,$ook 636,Book 499,Boak 37 of Deeds, Page Page 9,Page 106,Page 339,Page 332,Page 233,Page 19,Page 101.,Page 83,Page 271,

In Favor of: Affects;	Jo Lowell and Wife A portion of said land

6.	An easement for sidewalk, street and Incidental purposes in the document recorded December 14, 1937 as Book 918, Page 100 of Official Records.

7. This item has been intentionally deleted.

8.	Any restrictions covering the future use of said land, as disclosed by a “Statement for a — ; Redevelopment Project°, recorded in Book 10807, Page 9 of Official Records, covering the herein described and other land,

Form No. 1068-2Commitment No:NCS-217555-SA1First American 77tIe Insurance Company

ALTA Plain Language Commitment	Page Number: 10

9. Abutter’s rights of ingress and egress to or from Flower Street have been relinquished in the document recorded September 27, 1977 as Book 12392, Page 758 of Official Records,

10, Any rights of ingress and egress over said Olive Street, as vacated , that the owners of said land may have, as long as they are In title to said and,

11, Covenants, conditions, restrictions and easements In the document recorded October 3, 1983 as Instrument No, 83-435155 of Official Records, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, national origin, sexual orientation, marital status, ancestry, source of income or disability, to the extent such covenants, conditions or restrictions violate Title 42, Section 3604(c), of the United States Codes. Lawful restrictions under state and federal law on the age of 4ccup nt In senior housing or housing for older persons shall not be.construe.d.as. restrictions based on familial status,

12, Covenants, conditions, restrictions and easements in the document recorded.October 3, 1983 as Instrument No, 83-435154 of Official Records, which provide that a violation thereof shall not defeat or render invalid the lien of any first mortgage or deed of trust made In good faith and for value, but deleting any covenant, condition or restriction Indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, national origin, sexual orientation, marital status, ancestry, source of income or disability, to the extent such covenants, conditions or restrictions violate Title 42, Section 3604(c), of the United States Codes or Section 12955 of the California Government Code. Lawful restrictions under state and federal law on the age of occupants in senior housing or housing for older persons shall not be construed as restrictions based on familial status,

13.	Ali Abutter’s rights and access rights in and to the west half of Lowell Street have been reserved In a deed recorded October 3, 1983as Instrument No, 83.435155 of Official Records,

14.	An easement shown or dedicated on the map filed or recorded October 11, 1983 as Book 183, Page 9 of Parcel Map For:	Public utility purposes and incidental purposes,
15.	An easement shown or dedicated on the map filed or recorded October It, 1983 as Book 183, Page 9 of Parcel Map For:	Storm Drain Purposes and Incidental purposes.

16. This Item has been intentionally deleted.

17.	An easement for either or both underground lines, conduits and incidental purposes, recorded as Instrument No, 85,041953 of Official Records..

In Favor of: Affects:	Southern California Edison Company A portion of said land

Form No. 1068.2 Commitment No: NC5 217556 SAlFirst American Title Insurance Company

ALFA Plain Language Commitment Page Number: 11

18.	A Deed of Trust to secure an original Indebtedness of $6,252,500,00. recorded December 31, 2002 as Instrument No. 2002001203707 of Official Records,

Dated: Trustor Trustee: Beneficiary:	•December 23, 2002 Santa Ana Arts IV, Inc,, a California corporation T,D, Service Company, a California corporation Lockheed Federal Credit Union, a federal credit union

A document entitled “Assignment of Leases and Rents” recorded December 31, 2002 as Instrument No. 2002001203708 of Official Records, as additional security for the payment of the Indebtedness secured by the deed of trust.

19.	Any facts, rights, interests or claims which would be disclosed by a correct ALTA/ACSM survey.